INTER PARFUMS, INC. f/k/a
JEAN PHILIPPE FRAGRANCES, INC.

GENERAL CORPORATE

1992 – 2002

Lease for 551 Fifth Avenue, NYC
(Executive Office)

STANDARD FORM OF OFFICE LEASE
The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this day of January 13, 1992 between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation having it principal place of business at One Madison Avenue, New York, New York 10010

party of the first part, hereinafter referred to as LANDLORD, and JEAN PHILIPPE FRAGRANCES, INC., a Delaware corporation with an office at 551 Fifth Avenue, New York, New York 10176

party of the second part, hereinafter referred to as TENANT,

Witnesseth: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord a portion of the fifteenth (15th) floor, as shown hatched on the plan annexed hereto and made a part hereof as Exhibit A

in the building known as 551 Fifth Avenue (sometimes, hereinafter, the "Building") in the Borough of Manhattan, City of New York, for the term of Five (5) years

(or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of May nineteen hundred and ninety-two, and to end on the 30th day of April nineteen hundred and ninety-seven both dates inclusive, at an annual rental rate of

ONE HUNDRED SIXTY NINE THOUSAND SIX HUNDRED FIFTY DOLLARS ($169,650.00)
which annual rent shall commence on October 1, 1992

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

~~In the event that at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to Tenant add the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to Landlord as additional rent.~~

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy 2. Tenant shall use and occupy demised premises for general and executive offices and for no other purpose.

Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Landlord's prior written consent* . Subject to the prior written consent of Landlord, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Landlord. All fixtures and all panelling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Landlord in Tenant's behalf, shall become the property of Landlord and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant forthwith, at Tenant's expense. Nothing in this article shall be construed to prevent Tenant's removal of trade fixtures, but upon removal of any such trade fixtures from the premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Landlord may ** require. Tenant agrees to obtain and deliver to Landlord, written and unconditional waivers of mechanic's liens upon the real property in which the demised premises are located, for all work, labor and services to be performed and materials to be furnished in connection with such work, signed by all contractors, sub-contractors, materialmen and laborers to become involved in such work. Notwithstanding the foregoing, if any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article the same shall be discharged by Tenant within ten days thereafter, at Tenant's expense, by filing the bond required by law.

Repairs: 4. Landlord shall maintain and repair the public portions of the building, both exterior and interior. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damage or injury to the demised premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Landlord reasonably exercised. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails after ten days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of a bill or statement therefor. Tenant shall give Landlo[illegible] any defective condition in any plumbing, heating syst[illegible] located in, servicing or passing through the demised [illegible] ing such notice, Landlord shall remedy the conditio[illegible] but at the expense of Tenant if repairs are necessi[illegible] injury attributable to Tenant, Tenant's servants, age[illegible] vitees or licensees as aforesaid. Except as specifically [illegible] 9 or elsewhere in this lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to [illegible] Landlord, Tenant or others making or failing to make any repairs [illegible] tions, additions or improvements in or to any portion [illegible] the demised premises or in and to the fixtures, appurtenances [illegible] thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casua[illegible] with in Article 9 hereof.

Window Cleaning: 5. Tenant will not clean, nor require, permit, suffer [illegible] allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

* which consent shall not be unreasonably withheld or delayed,

** reasonably

Requirements of Law, Fire Insurance, Floor Loads: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises or the building arising out of Tenant's use or manner of use or occupancy thereof. Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Landlord to Landlord's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorneys' fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Landlord to any liability or responsibility to any person or for property damage, nor shall Tenant keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a wrongful manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance.

structural

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessee or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.

Property—Loss, Damage, Reimbursement, Indemnity: 8. Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent **** . If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Landlord may designate. Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease ** , or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Landlord in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any of such events, Landlord may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to ~~such date~~ *** and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same. Any differences or disputes between Landlord and Tenant in respect to any matters in this article shall be summarily determined by submitting the same to the American Arbitration Association in New York City. Both parties shall cooperate in expediting the hearing. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

Assignment, Mortgage, Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

Electric Current: ☞ 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Landlord's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Landlord liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Landlord or Landlord's agents shall have the [illegible] (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable [illegible]

☞ Rider to be added if necessary.

** which shall not have been cured during any applicable grace period

*** the date of such fire or casualty

**** , which consent shall not be unreasonably withheld or delayed.

Landlord may [illegible] or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein. Landlord may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Landlord shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Landlord shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan or anything contained elsewhere in this lease to the contrary notwithstanding. Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Certificate of Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part.

Bankruptcy: 16. (a) If at the date fixed as the commencement of the term of this lease or if at any time during the term hereby demised there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within 60 days thereof, Tenant fails to secure a dismissal thereof, or if Tenant make an assignment for the benefit of creditors or petition for or enter into an arrangement, this lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated by written notice to the Tenant (but if any of such events occur prior to the commencement date, this lease shall be ipso facto cancelled and terminated) and whether such cancellation and termination occur prior to or during the term, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of any order of any court, shall be entitled to possession or to remain in possession of the premises demised but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any statute or rule of law, may retain as liquidated damages, any rent, security deposit or moneys received by him from Tenant or others in behalf of Tenant. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any instalment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such instalment was payable shall be discounted to the date of termination at the rate of four per cent (4%) per annum. If such premises or any part thereof be re-let by the Landlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such dam-

covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if the demised premises are damaged by reason of negligence or carelessness of Tenant, its agents, employees or invitees; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Landlord and Tenant; or if Tenant shall fail to move into or take possession of the premises within ~~[illegible]~~ * days after the commencement of the term of this lease, of which fact Landlord shall be the sole judge; then, in any one or more of such events, upon Landlord serving a written ~~five (5)~~ ** days notice upon Tenant specifying the nature of said default and upon the expiration of said ~~[illegible]~~ ** days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said ~~five (5)~~ *** day period, and if Tenant shall not have diligently commenced curing such default within such ~~five (5)~~ day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written ~~three (3)~~ days' notice of cancellation of this lease upon Tenant, and upon the expiration of said ~~three (3)~~ days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such ~~three (3)~~ day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided.

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Landlord may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Landlord may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Landlord and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure or refusal of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly instalments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in putting the demised premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Landlord hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Landlord may immediately or at any time thereafter and without notice perform the same for the account of Tenant

* thirty (30)
** fifteen (15)
*** five (5) business

shall be deemed . . . . der a shall . . paid Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefor.

No Representations by Landlord: 20. Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, ~~except as to latent defects.~~ All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 22. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 30 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 23. If Landlord is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver: 24. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury: 25. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy.

☞ Rider to be added if necessary.

ceeding

Inability to Perform: 26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices: 27. Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address first hereinabove given or at such other address as Landlord shall designate by written notice.

Services Provided by Landlord—Water, Elevators, Heat, Cleaning, Air Conditioning: 28. As long as Tenant is not in default under any of the covenants of this lease, Landlord shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. ~~and on Saturdays from 8 a.m. to 1 p.m.~~; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Landlord shall be the sole judge), Landlord may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered, and on Tenant's default in making such payment, Landlord may pay such charges and collect the same from Tenant. Such a meter shall also be installed and maintained at Tenant's expense if required by Law or Governmental Order. Tenant, if a water meter is so installed, covenants and agrees to pay its proportionate share of the sewer rent and all other rents and charges which are now or hereafter assessed, imposed or may become a lien on the demised premises or the realty of which they are a part; (d) cleaning service for the demised premises on business days at Landlord's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Landlord and no one other than persons approved by Landlord shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Landlord the cost of removal of any of Tenant's refuse and rubbish from the building. (e) ~~RIDER to be added in respect to rates~~ ☞ and conditions for air conditioning/cooling and ventilation if the entire building in which the demised premises is located is serviced by a central air conditioning/cooling and ventilating system. If applicable, air conditioning/cooling will be furnished from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, Landlord will furnish the same ~~at Tenant's expense. (f)~~ Landlord shall have no responsibility or liability for failure to supply the services agreed to herein. Landlord reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Landlord for as long as may be reasonably required by reason thereof or by reason of strikes, accidents, laws, order or regulations or any other reason beyond the control of Landlord. If the building of which the demised premises are a part supplies manually-operated elevator service, Landlord at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligations of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Landlord shall pursue the alterations with due diligence.

Captions: 29. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions: 30. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Landlord" as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of

or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 28 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract.

Adjacent Excavation— Shoring: 31. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

Rules and Regulations: 32. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect.* The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Landlord within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the

$14,137.50 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Successors and Assigns: 34. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

Space to be filled in or deleted.

RIDER ARTICLES 35 THROUGH AND INCLUDING 58 ATTACHED HERETO AND MADE A PART HEREOF; IN CASE OF CONFLICT BETWEEN THE PRINTED PORTIONS OF THIS LEASE WITH THE RIDER PORTIONS, THE TERMS OF THE RIDER SHALL CONTROL

In Witness Whereof, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Landlord:

W. C. Carey
....

METROPOLITAN LIFE INSURANCE COMPANY

(CORP. SEAL)

Robert McMahon [signature] WeC [L. S.]

JEAN PHILIPPE FRAGRANCES, INC.

Witness for Tenant:

....

[signature] .... [L. S.]
Jean Madar President

(CORP. SEAL)

*provided that such notice is calculated to give actual notice to Tenant within a reasonable time after sending such notice

ACKNOWLEDGMENTS

CORPORATE LANDLORD
STATE OF NEW YORK, } ss.:
County of

On this day of , 19 , before me personally came to me known, who being by me duly sworn, did depose and say that he resides in ; that he is the of the corporation described in and which executed the foregoing instrument, as LANDLORD; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

CORPORATE TENANT
STATE OF NEW YORK, } ss.:
County of

On this day of , 19 , before me personally came to me known, who being by me duly sworn, did depose and say that he resides in ; that he is the of the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

INDIVIDUAL LANDLORD
STATE OF NEW YORK, } ss.:
County of

On this day of , 19 , before me personally came , to me known and known to me to be the individual described in and who, as LANDLORD, executed the foregoing instrument and acknowledged to me that he executed the same.

INDIVIDUAL TENANT
STATE OF NEW YORK, } ss.:
County of

On this day of , 19 , before me personally came to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

...and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the ... extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Landlord to make this lease and in consideration thereof, Landlord and the undersigned covenant and agree that in any action or proceeding brought by either Landlord or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guaranty that Landlord and the undersigned shall and do hereby waive trial by jury.

Dated New York City .... 19 ....

WITNESS:

....

.... [L. S.]

Residence ....

Business Address ....

Firm Name ....

STATE OF NEW YORK, } ss.:
County of

On this day of , 19 , before me personally came ,
to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

....
Notary

IMPORTANT — PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 32.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situate on the ground floor of the building Tenant thereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building, and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors and or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Landlord.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Landlord, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Landlord the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall co-operate to prevent the same.

10. Landlord reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Landlord. Landlord will furnish passes to persons for whom any Tenant requires same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Landlord for all acts of such persons.

11. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13. If the building contains central air conditioning and ventilation Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Landlord with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3.00 P.M. in the case of services required on week days, and prior to 3:00 P.M. on the day prior in the case of after hours service required on weekends or on holidays.

Premises

TO

STANDARD FORM OF

Office Lease

The Real Estate Board of New York, Inc.

Dated 19

Rent per Year

Rent per Month

Term
From
To

Drawn by .... Checked by ....
Entered by .... Approved by ....


ELEV. No.5
ELEV. No.6
ELEV. No.3
ELEV. No.2
ELEV. No.1
ROOF
ROOF
ROOF
ROOF
ST. A
ST. B

EXHIBIT A

FLOOR 15

Metropolitan Life AND AFFILIATED COMPANIES

Fred F. French Building
551 Fifth Avenue N.Y., N.Y.

TSC

RIDER TO LEASE DATED AS OF January 13, 1992
BETWEEN METROPOLITAN LIFE INSURANCE COMPANY, AS
LANDLORD, AND JEAN PHILIPPE FRAGRANCES, INC., AS TENANT

35. A. Tenant covenants and agrees to pay, in the manner hereinafter provided, as additional rent, without set-off or deduction, 2.209 percent of any increase in any of the items included within "Real Estate Taxes", as hereinafter defined, over and above an amount equal to the amount payable by Landlord for any of the same for the fiscal year commencing July 1, 1992 and ending June 30, 1993 (hereinafter referred to as "Base Tax Year") for each and every such fiscal year or portion thereof thereafter during the term of this lease. "Real Estate Taxes" shall be defined as including the following items: (a) real estate taxes, and (b) assessments (including, without limitation, assessments for public improvements or benefits whether or not commenced or completed during the term of this lease and (c) any tax assessment levied, assessed or imposed against such land and/or building or the rents or profits therefrom to the extent that the same shall be in lieu of all or any portion of any item hereinabove set forth. If Real Estate Taxes in the Base Tax Year are affected by any application or proceeding brought by or on behalf of Landlord for reduction in the amount of Real Estate Taxes payable by Landlord, and if, as a result of such application or proceeding, Real Estate Taxes in the Base Year Tax shall be decreased, Landlord may promptly bill Tenant for any additional rent for any fiscal year reflecting such decrease in Real Estate Taxes in the Base Tax Year. If, by virtue of any application or proceeding brought by or in behalf of Landlord, there shall be a reduction of the assessed valuation of the land and/or building containing the demised premises for any fiscal year which affects the Real Estate Taxes, or part thereof, for which additional rent has been paid by Tenant pursuant to this Article, such additional rent payment shall be recomputed on the basis of any such reduction and Landlord will credit against the next accruing installments of rent due under this lease after receipt by Landlord of a tax refund of any sums paid by Tenant in excess of the recomputed amounts, less a sum equal to the percentage hereinabove set forth, of all costs, expenses and fees, including, but not limited to, reasonable attorneys' fees incurred by Landlord in connection with such application or proceeding.

B. The term "Tax Payment Date", as used herein, shall mean the last day that Landlord may pay the Real Estate Taxes to the taxing authorities without interest or penalty. The term "Tax Period", as used herein, shall mean a period commencing the first day after a Tax Payment Date and continuing through and including the next occurring Tax Payment Date. On the first day of each month during the Tax Period and on the day immediately preceding the Tax Payment Date, Tenant shall pay to Landlord, in equal installments, that amount equal to Tenant's share of Real Estate Taxes due on the next occurring Tax Payment Date. In the event Tenant's share of Real Estate Taxes is unknown at the commencement of a Tax Period, Landlord shall estimate same, based on the previous year's Real Estate Taxes for the building in which the

demised premises are a part, which amount shall be appropriately adjusted when the actual amount of Tenant's share of Real Estate Taxes becomes known. If it becomes necessary to adjust the regular payments during a Tax Period, Landlord agrees to give Tenant not less than twenty (20) days notice of such adjustment, which notice shall include appropriate copies of documentation serving as the basis for such adjustment.

C. Any amount payable under this Article shall be billed by Landlord to Tenant as additional rent and shall be due and payable within ten (10) business days after Landlord renders a bill therefor to Tenant. Bills for any items included in Real Estate Taxes shall be sufficient evidence of the amount of Real Estate Taxes for the purposes of the calculation of the amount of additional rent to be paid by Tenant pursuant to this Article. Any additional rent payable pursuant to this Article for any partial fiscal or calendar year, as the case may be, at the commencement or at the expiration of the term hereof, shall be adjusted in proportion to the number of days in such partial fiscal or calendar year during which this lease is in effect. The obligation of Tenant with respect to any additional rent pursuant to this Article applicable to the last fiscal or calendar year and/or partial fiscal or calendar year of the term of this lease shall survive the expiration of the term of this lease. The failure of Landlord to render bills for Real Estate Taxes under the provisions of this Article shall not prejudice the right of Landlord to thereafter render said bill or bills for such fiscal or calendar year or any subsequent fiscal or calendar years.

D. If, after Tenant shall have made a payment of additional rent pursuant to Article 35 of this Lease, Landlord shall receive a refund of any portion of the Real Estate Taxes payable with respect to the Building and the land on which it is located for any Tax Period, after the Base Tax Year on which such additional rent shall have been based, as a result of a reduction of such Real Estate Taxes by final determination, whether by legal proceedings, settlement or otherwise, Landlord shall within ten (10) business days after receiving the refund pay to Tenant an amount equal to 2.209% of the refund after having subtracted from the refund all expenses (including reasonable attorneys' fees) incurred by Landlord in connection with any application or proceeding for the reduction of such Real Estate Taxes.

36.A. The term "Operating Expenses" shall mean all expenses paid or incurred by Landlord or on Landlord's behalf in respect of any and all maintenance, repairs, replacements and improvements which are necessary or appropriate for the continued operation of the Building as a first-class Class A office building, including, without limitation, the cost of: (i) all charges (including all surcharges, taxes, fuel adjustments, taxes regularly passed on to consumers by the public utility, and other sums payable in respect thereof) for steam and electricity, furnished to the Building

(including, without limitation, the common areas thereof), together with any taxes on such utilities; (ii) heating, ventilation and air-conditioning furnished to the Building (including, without limitation, the common areas thereof); (iii) snow removal and rubbish removal; (iv) janitorial and cleaning services, such as, without limiting the generality of the foregoing, cleaning of outside windows, elevators and elevator lobbies and cabs, lobbies at street and mezzanine levels, plazas and sidewalks, as well as the normal repair, replacement and maintenance of any and all of the foregoing; (v) painting and decoration of the Building (including the common areas thereof but excluding any area under lease to any tenant); (vi) the repair, replacement and maintenance of the water riser and sprinkler system, alarm system and any equipment used for the protection and security of the Building or the tenants thereof and their employees, licensees and invitees; (vii) interior and exterior landscaping; (viii) rental fees or repair costs of any equipment used for any and all of the above-mentioned purposes or uses; (ix) the reasonable amortization by Landlord, with interest on the unamortized amount, of the cost of any capital improvement and/or equipment (including, without limitation, (a) those made in compliance with the requirement of any federal, state or local law or government regulation, (b) those made in conversion of, in addition and/or as a supplement to the source of power operating the Building's mechanical systems, provided such conversion, addition or supplement is designed to result in a saving of, or reduction in, Operating Expenses and/or (c) those made to replace or supplement all or any portion of the Building's systems) made after the Base Operating Period, it being understood and agreed that the amortization shall be done on a straight-line basis over the appropriate period, but not more than ten (10) years, and that the interest factor shall be in an amount equal to the prime rate of the then largest commercial bank doing business in the City of New York then being charged to its largest corporate customers for unsecured, commercial loans of ninety (90) days or less; (x) premiums for All Risks' Property Insurance and any other insurance which Landlord may deem necessary or which is required by the lessor under any Ground Lease or by the holder of any Mortgage; (xi) supplies; (xii) sales or use taxes on supplies or services; (xiii) wages, salaries and other compensation or benefit of every nature or kind and all direct or indirect expenses respecting employees of Landlord engaged in the maintenance, operation, cleaning or repair of the Building, up to and including the level of building superintendent and/or manager, including, without limitation, disability benefits, pensions, hospitalization, retirement plans, group policies, vacation, holidays, sick days and personal days, expenses imposed on Landlord pursuant to law or to any collective bargaining agreement with respect to such employees, workmen's compensation insurance and payroll, social security, unemployment and other similar taxes with respect to such employees; (xiv) uniforms for such employees and the cleaning thereof; (xv) the charges of any independent contractor who does any of the work of operating, maintaining, cleaning or repairing of

the Building; and (xvi) professional and consulting fees, including legal and accounting fees, excluding in-house legal and accounting costs; (xvii) computer time, telephone, bookkeeping and other Building office expenses; (xviii) the annual fee paid or payable for managing the Building, or, if such service is provided directly by Landlord, an annual amount that would otherwise have been required to engage, and retain, the services of a first-class, highly reputable managing firm providing such services in first-class, Class A office buildings in the City of New York; (xix) water charges and sewer rents; and (xx) any other expense or charge of any nature whatsoever, whether or not herein mentioned, which, in accordance with sound accounting and management principles generally accepted with respect to the operation of first-class Class A office buildings in the City of New York, would be construed as an operating expense.

Operating Expenses shall exclude or have deducted from them, as the case may be, and as shall be appropriate:

(i) leasing commissions and advertising expenses incurred in leasing or for procuring tenants for the Building; (ii) the cost of repairs or replacements incurred by reason of fire or other casualty to the extent that insurance proceeds are recovered by Landlord therefor; (iii) costs for services rendered or performed directly for the account of such tenants and for which a separate charge is made but then only to the extent that such work or service is in excess of any work or service Landlord, at its own expense, is obligated to furnish to or for Tenant under this Lease; (iv) Real Estate Taxes; (v) depreciation (provided, however, that such exclusion of depreciation shall not affect the inclusion in Operating Expenses of the amortized items included in the first paragraph of this Article 36.A.; (vi) installments of principal and interest and any other sum due and payable under any Mortgage; (vii) rent and other charges due and payable under any Ground Lease; (viii) expenditures for the costs of performing capital improvements for tenants other than Tenant to the extent that such work is in excess of any work Landlord is obligated to furnish (whether by completion of such work directly or making a payment, whether in cash or by rent credit in lieu of such work) to or for Tenant at Landlord's expense, it being understood and agreed that, notwithstanding anything to the contrary contained herein, the cost of all capital improvements in connection with the renovations of the street and lobby floors of the Building and refurbishing of the elevator cabs made prior to the Rent Commencement Date shall not be included in Operating Expenses for the Base Operating Period and (ix) costs of fireproofing removal and refireproofing.

In the event Landlord shall convert and/or add to the source of energy or power operating the Building's mechanical, light, heating, ventilating and air-conditioning systems, (i) the term Operating Expenses shall be expanded to include those additional and/or substituted items and the cost therefor (including all

surcharges, taxes, fuel adjustment taxes regularly passed on to consumers by the public utility and other sums payable in respect thereof) and (ii) at Landlord's option, the Operating Expenses for the Base Operating Period shall be redetermined by including therein the cost of the substituted or additional energy or power source on the same basis, at the prices and to the extent as if said substituted or additional energy or power had been purchased in the Base Operating Period in those amounts which would have been needed in the operation of the Building's systems had such substituted or additional energy been utilized in the Base Operating Period, but in no event shall the redetermination of the Operating Expenses of the Base Operating Period, as herein provided, ever result in or cause an increase in the Operating Expenses incurred or attributable to the Base Operating Year.

(b) The term "Base Operating Period" shall mean the calendar year commencing January 1, 1992.

(c) The term "Operating Year" shall mean the calendar year 1993 and each succeeding calendar year thereafter.

(d) The term "Operating Statement" shall mean a written statement prepared by Landlord or its agent, setting forth Landlord's computation of the sum payable by Tenant under this Article 36 for a specified Operating Year.

(e) The term "Tenant's Proportionate Share" shall mean 2.209 percent.

B. For each Operating Year Tenant shall pay to Landlord, as additional rent for each such Operating Year, an amount (herein called the "Operating Payment") equal to Tenant's Proportionate Share of the amount by which the Operating Expenses for such Operating Year exceed the Operating Expenses for the Base Operating Period.

C. Landlord shall furnish to Tenant, prior to the commencement of each Operating Year beginning with calendar year 1993 a written statement setting forth Landlord's estimate of the Operating Payment for such Operating Year, based upon the method set forth in Paragraph B of this Article 36 for computing the Operating Payment. Tenant shall pay to Landlord on the first day of each month during such Operating Year an amount equal to one-twelfth (1/12th) of Landlord's estimate of the Operating Payment for such Operating year. If, however, Landlord shall furnish any such estimate for an Operating Year subsequent to the commencement thereof, then (a) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Paragraph C in respect of the last month of the preceding Operating Year; (b) promptly after such estimate is furnished to Tenant, Landlord shall

give notice to Tenant stating whether the installments of the Operating Payment previously made for the Operating Year were greater or less than the installments of the Operating Payment to be made for such Operating Year in accordance with such estimate, and (i) if there shall be a deficiency, Tenant shall pay the amount thereof within ten (10) days after demand therefor, and (ii) if there shall have been an overpayment, Landlord shall promptly either refund to Tenant the amount thereof or permit Tenant to credit the amount thereof against subsequent payments under this Article; and (c) on the first day of the month following the month in which such estimate is furnished to Tenant, and monthly thereafter throughout the remainder of such Operating Year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of the Operating Payment shown on such estimate. Landlord may, not more than twice during each Operating Year, furnish to Tenant a revised statement of Landlord's estimate of the Operating Payment for such Operating Year, based upon the method set forth in Paragraph B of this Article 36 for computing the Operating Payment; and in such case, the Operating Payment for such Operating Year shall be adjusted and paid or refunded, as the case may be, substantially in the same manner as provided in the preceding sentence.

D. Within one hundred twenty (120) days after the end of each Operating Year, Landlord shall furnish to Tenant an Operating Statement for such Operating Year, based on the method set forth in Paragraph B of this Article 36 for computing the Operating Payment. If the Operating Statement shall show that the sums paid by Tenant under Paragraph C of this Article 36 exceeded the Operating Payment to be paid by Tenant for such Operating Year, Landlord shall promptly either refund to Tenant the amount of such excess or permit Tenant to credit the amount of such excess against subsequent payments of additional rent under this Article; and if the Operating Statement for such Operating Year shall show that the sums so paid by Tenant were less than the Operating Payment to be paid by Tenant for such Operating Year, Tenant shall pay the amount of such deficiency within ten (10) business days after demand therefor.

E. Each such Operating Statement given by Landlord pursuant to Paragraph D of this Article 36 shall be conclusive and binding upon Tenant (i) unless within one hundred twenty (120) days after the receipt of such Operating Statement Tenant shall notify Landlord that it disputes the correctness of the Operating Statement, specifying the particular respects in which the Operating Statement is claimed to be incorrect, and (ii) if such disputes shall not have been settled by agreement, either party may submit the dispute to the Supreme Court of the County of New York for determination under Section 3031 of C.P.L.R. (The New York Simplified Procedure for Determination of Disputes), within ninety (90) days after receipt of such Operating Statement, and pending the determination of such dispute by agreement or judicial

determination as aforesaid, Tenant shall within ten (10) days after the receipt of such Operating statement pay additional rent in accordance with Landlord's statement, without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment of rents resulting from compliance with the Landlord's Operating Statement.

F. If an Operating Year commences or ends before or after the commencement or expiration or termination of this Lease, the additional rent in respect thereof payable under this Article shall be pro-rated to correspond to that portion of the Operating Year occurring within the term of this Lease.

37. At the commencement of the term hereof electric current shall be supplied to Tenant at the demised premises in accordance with the provisions of Paragraph B of this Article, subject to the other terms and conditions of this lease, including, but not limited to, this Article.

A. Submetering - If electric current be supplied by Landlord, at Landlord's option, pursuant to this Paragraph, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent, at charges, terms and rates set by Landlord from time to time but, except as hereinafter set forth, not more than those specified in Service Classification No. 4 on September 7, 1970, that being the date immediately prior to which the rates of Consolidated Edison Company of New York, Inc. were adjusted and consolidated with respect to redistribution of electric current to commercial buildings. Said charges, taxes, terms and rates may be revised by Landlord, at its option, from time to time, in the same proportion as any increases after the aforesaid date in the charges, taxes, terms, or rates to Landlord in connection with the supply of electric current to the building of which the demised premises are a part. When more than one meter measures the electrical service to the demised premises, the service rendered through each meter shall be separately computed and billed in accordance with the charges, taxes, terms and rate stated herein. Bills shall be rendered at such times as Landlord may elect and, commencing on the earlier of (i) Tenant's occupancy of all or any portion of the demised premises, or (ii) the commencement date of the term of this lease, the amounts as computed from meter readings shall be deemed to be, and be paid as, additional rent without set-off or deduction. In no event shall the amount payable by Tenant each month, in consideration of Landlord having electric current available to the demised premises, be less than an amount equal to the least demand charge shown on Tenant's electric bill within the immediately preceding twelve (12) month period of Tenant's occupancy of the demised premises (or such shorter period of time as Tenant shall have occupied the demised premises if Tenant's occupancy shall have been less than twelve (12) months).

B. If electric energy is to be supplied by Landlord, on a rent inclusion basis, at Landlord's option, pursuant to this Paragraph B, Landlord shall furnish the electric energy that Tenant shall require in the demised premises for the purposes permitted under this lease on a "rent inclusion" basis and there shall be no charge to Tenant for such electric energy by way of measuring the same on any meter or otherwise, such electric energy being included in the Landlord's services which are covered by the annual rent. The amount to be so included in the annual rent shall be determined from time to time as hereinafter provided in this Article; and Landlord and Tenant agree that pending the initial determination, the amount of the annual rent set forth on page 1 of this lease includes the annual sum of $20,358.00 for electric energy on a rent inclusion basis. Such determinations shall take into account, among other things, any special electric energy requirements of the Tenant, including any additions in the equipment or usage in the demised premises since the commencement date of this Lease, and whether Tenant is utilizing electric energy at times other than between the hours of 8:00 A.M. and 6:00 P.M. on business days; but no determination shall be made which reduces the annual rent below the amount thereof set forth on Page 1 of this lease. Landlord, or its designated contractor, as the case may be, shall furnish and install all initial and replacement lighting tubes, lamps, bulbs and ballasts required in the demised premises, and Tenant shall pay to Landlord or its designated contractor, as the case may be, upon demand, the then established charges therefor of Landlord or the then established charges therefor of its designated contractor, as the case may be.

Further, if during the term of this Lease, Landlord's cost for the purchase of building electricity shall increase above or decrease below the cost of same on the commencement date, the amount of $20,358.00 referred to above, and, therefore, the annual rent, shall be increased or decreased, as the case may be, by Tenant's pro rata share of such increase or decrease in building electricity; provided, however, that at no time shall the amount included in the annual rent for electric energy be lower than $20,358.00. Such adjustment shall be made annually to reflect the changes, if any, in Landlord's cost for the purchase of electricity for the building.

C. Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant's use of electric current in the demised premises shall not at any time exceed the capacity of any of the electrical conductors and facilities in or otherwise serving the demised premises. In order to insure that such capacity is not exceeded and to avert any possible adverse effect upon the building's electric service, Tenant shall not, without Landlord's prior written consent in each instance, connect any fixtures,

appliances or equipment (other than a reasonable number of table or floor lamps, typewriters and similar small office machines using comparable electric current) to the building's electric distribution system nor make any alteration or addition to the electric system of the demised premises. Should Landlord grant such consent, all additional risers or other equipment required therefor, if any, shall be provided by Landlord, and all costs and expenses in connection therewith, including, without limitation, those for filing and supervision, shall be paid by Tenant upon Landlord's demand, as additional rent, without set-off or deduction. As a condition to granting such consent, Landlord may require Tenant to agree to an increase in the annual rent by an amount which will reflect the value to Tenant of the additional service to be furnished by Landlord, to wit: the potential additional electrical current to be made available to Tenant based upon the estimated initial total capacity of such additional risers or other equipment. If Landlord and Tenant cannot agree on the amount of such annual rent increase, the same shall be determined by a reputable electrical consultant, to be selected by Landlord and paid equally by both parties. The parties shall then execute an agreement prepared by Landlord amending this lease and setting forth the new annual rent resulting from such increase and confirming the effective date thereof, but such increase shall be effective from such date even if such agreement is not executed.

D. In all matters relating to an annual rent increase and additional rent pursuant to this Article the findings of the electrical consultant selected by Landlord shall be conclusive and binding upon the parties.

E. Landlord reserves the right to discontinue furnishing electric current to Tenant in the demised premises at any time upon not less than thirty (30) days' notice to Tenant, provided Landlord similarly discontinues the supply of electric current to a majority of the other office tenants in the Building.

F. If Landlord, at Landlord's option, (i) exercises such right of discontinuance set forth in Paragraph E hereof, or (ii) requires Tenant to initially obtain its electric current directly from the public utility corporation supplying electric current to the building, this lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such discontinuance, or the commencement of direct usage, as the case may be, Landlord shall not be obligated to furnish electric current to Tenant and except that, if Landlord shall have been furnishing electric current on a rent inclusion basis, from and after the effective date of such discontinuance, the annual rent payable under this lease shall be reduced by an amount equal to the aggregate amount of all increases of the annual rent reserved herein pursuant to Paragraph B of this Article. In either aforesaid event, if Landlord is not to furnish electric current to Tenant, Tenant shall arrange to obtain electric current

directly from the public utility corporation supplying electric current to the building and in any event, all risers, equipment and other facilities which may be required for Tenant to obtain electric current directly from such public utility corporation shall, at Tenant's expense, be payable upon Landlord's demand, as additional rent, without set-off or deduction, be installed by Landlord, if in Landlord's judgment the same are necessary and will not cause damage or injury to the building or any part thereof or create a hazardous condition or entail excessive alterations, repairs or expense or interfere with or disturb any other building tenants or occupants; and in any event, any such installation shall be maintained by Tenant, at its expense, and shall be subject to such conditions as Landlord and/or the public utility corporation may require. If Landlord shall not furnish electric current to Tenant, it shall not be liable to Tenant therefor and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued.

G. If any taxes or charges are or shall be imposed upon Landlord or its agent in connection with the sale or resale of electrical energy, Tenant covenants and agrees that, where permitted by law, Tenant's pro-rata share of such taxes or charges shall be passed on to Tenant and paid by Tenant to Landlord or its agent upon demand, as additional rent, without set-off or deduction. At all times during the term of this lease Tenant will comply with all present and future General Rules, Regulations, Terms and Conditions applicable to service equipment, wiring and Requirements in accordance with the regulations of the public utility corporation supplying electric current to the building.

H. In the event that any increased or additional rent under this Article is not paid within ten (10) business days after a bill is rendered, Landlord may, without further notice and without waiving is rights to any other remedy or remedies it may have, discontinue the service of electric current to the demised premises without releasing Tenant from any liability under this lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service.

I. Tenant covenants and agrees that at no time will the connected electrical load for any one full or partial floor of the demised premises exceed 6 watts per square foot of usable area unless the rent has been increased pursuant to this Article to reflect the additional load.

J. It is agreed that Landlord, from time to time, may change the method of supplying electric current to Tenant at the demised premises in any manner referred to in this lease or otherwise, provided that in so doing Landlord shall comply with all applicable laws.

38. Tenant covenants and agrees to use only the contractor then employed by Landlord to provide cleaning services in the building of which the demised premises form a part or contractor or contractors approved in advance for any waxing, polishing, and other maintenance work of the demised premises and of Tenant's personal property therein, provided that the prices charged by such contractor(s) are comparable to the prices charged by other reputable contractors for the same work. Tenant covenants and agrees that it shall not employ any other cleaning or other maintenance contractor nor any individual, firm or organization for such purpose without Landlord's prior written consent. If Landlord and Tenant cannot agree on whether the prices being charged by the contractor designated by Landlord are comparable to those charged by other reputable contractors, Landlord and Tenant shall each obtain two (2) bona fide bids for such work from reputable contractors in New York City, and the average of the four (4) bids obtained shall be the standard of comparison.

39. The submission of this lease to Tenant shall not be construed as an offer, nor shall the Tenant have any rights with respect thereto unless and until Landlord shall, or shall cause its managing agent to, execute a copy of this lease and deliver same to Tenant.

40. A. Tenant covenants and agrees to indemnify and save harmless, Landlord and any fee owner and any mortgagee and any lessor under any ground or underlying lease, and their respective contractors, agents and employees, licensees and invitees, from and against any and all liability (statutory or otherwise), claims, suits, demands, damages, judgments, costs, interest and expenses (including, but not limited to, reasonable counsel fees and disbursements incurred in the defense of any action or proceeding), to which they may be subject or which they may suffer by reason of, or by reason of any claim for, any injury to, or death of, any person or persons (including, without limitation, Landlord, its agents, contractors, employees, licensees and invitees) or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the occupancy or use of or from any work, installation or thing whatsoever done in, at or about the demised premises prior to, during, or subsequent to, the term of this Lease or arising from any condition of the demised premises or resulting from any default by Tenant in the performance of Tenant's obligations under this lease or from any act, omission or negligence of Tenant or any of Tenant's officers, directors, agents, contractors, employees, subtenants, licensees or invitees unless such default was cured within the applicable grace period.

B. Tenant shall maintain at its own cost and expense:

(a) Commercial General Liability Insurance covering the demised premises on an occurrence basis against all claims for personal injury, bodily injury, death and property damage,

including contractual liability covering the indemnification provisions in this lease. Such insurance shall be for such limits that are reasonably required by Landlord form time to time but not less than a combined single limit of One Million Dollars ($1,000,000.00). Such policy shall name the Landlord and any ground Iessor, managing agent or mortgagee of the building in which the demises premises are a part, as additional named insureds and shall provide (i) that the same may not be cancelled or terminated without at least thirty (30) days written notice to Landlord and such additional named insureds by the insurance company issuing such policy and (ii) that no act or omission to act of Tenant shall invalidate such insurance as to Landlord and such additional named insureds;

(b) Worker's Compensation and Employer's Liability Insurance, both in accordance with the laws of The State of New York;

(c) "All Risks" insurance in an amount adequate to cover the full replacement cost of all equipment, installations, fixtures and contents of the demised premises in the event of loss; and

(d) When required by Landlord, such other insurance against other insurable hazards and in such amounts as may from time to time be commonly and customarily insured against in Class A office buildings in New York City.

41. If, in connection with obtaining financing or refinancing for the building of which the demised premises form a part, a banking, insurance or other institutional lender shall request reasonable modifications to this lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder (except, perhaps, to the extent that Tenant may be required to give notices of any defaults by Landlord to such lender and/or permit the curing of such defaults by such lender together with the granting of such additional time for such curing as may be required for such lender to get possession of the Building) or, unless due to an emergency, interrupt Tenant's business from the demised premises or materially adversely affect the leasehold interest hereby created. In no event shall a requirement that the consent of any such lender be given for any modification of this lease or for any assignment or sublease, be deemed to materially adversely affect the leasehold interest hereby created.

42. Tenant understands and agrees that Landlord will not be obligated to carry insurance of any kind on any personal property in the demised premises (regardless of whether such property shall be owned by Tenant and including, but not limited to, Tenant's goods, supplies, furnishings, furniture, fixtures, equipment, improvements, betterments, installations or appurtenances). Tenant

hereby waives any and all right of recovery which it might otherwise have against Landlord, any fee owner or mortgagee and their respective officers, directors, agents, contractors, servants and employees for loss or damage to such property or any part thereof, to the same extent that Tenant's insurer's right of subrogation would be waived if insurance coverage with waiver of subrogation provisions were being maintained by Tenant upon all of such property. The provisions of this Article shall also apply to each permitted assignee, if any, and each permitted subtenant, if any, at any time occupying the demised premises or any part thereof, notwithstanding anything to the contrary contained herein.

43. If the demised premises be, or become, infested with vermin, Tenant shall, at Tenant's expense, cause to be exterminated from time to time to the satisfaction of Landlord, and shall employ such exterminator and such exterminating company or companies as shall be approved by Landlord, which approval shall not be unreasonably withheld or delayed.

44. Tenant acknowledges and agrees that upon completion of the initial work, if any, required by Landlord pursuant to this lease, and upon Tenant's occupancy of the demised premises, Landlord shall have no obligation, liability or responsibility of any nature with respect to any installations made by it, nor shall Landlord at any time have any obligation, liability or responsibility of any nature with respect to any installations at any time made in the demised premises by or for Tenant or existing in the demised premises on the commencement date of the term of this lease, and Tenant agrees to maintain and/or replace, if necessary, all of the same. As used in this Article the term "installations" shall include, without limitation, carpeting and/or other floor covering materials.

45. Tenant agrees that, notwithstanding any contrary provisions of this lease, Tenant shall look only to the Landlord's estate and property in the building of which the demised premises are a part for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord hereunder, and no other property or assets of the Landlord or any partner, member, officer or director thereof, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the demised premises.

46. All sums whatsoever not included within rent or additional rent and payable by Tenant under this lease shall constitute additional rent and shall be payable without set-off or deduction, whether or not so specified elsewhere in this lease. All sums in arrears under this lease will bear interest, at the then maximum annual rate of interest chargeable to individuals in New York

State, from their respective due dates until received by Landlord, but the foregoing shall in no way limit any claim for damages or any other rights and remedies available to Landlord for any breach or default by Tenant. Tenant's obligations under this lease will survive the expiration or sooner termination of the term.

47. A. It is understood and agreed that, except for "Landlord's Work", as hereinafter described, Landlord shall have no obligation to do any work in order to ready the demised premises for Tenant's use and that Tenant will be responsible for all construction, alterations or installations necessary to make the demised premises ready for its use. It being further understood and agreed that Tenant will accept delivery of the demised premises in an "as is" condition or whatever condition the same may be in as of the commencement date of this Lease, and subject to the terms of this Lease, except that the demised premises shall be delivered vacant and broom clean. Tenant acknowledges that it is thoroughly familiar with the condition of the demised premises and has either undertaken an inspection of the same and been satisfied with the results thereof or waived the undertaking of such inspection. Notwithstanding, Landlord, at its cost and expense, shall (i) install new carpet in the corridor adjacent to the demised premises with Building standard carpet; (ii) replace, with new equipment, the waste receptacles in the fifteenth (15th) floor men's and ladies washrooms; (iii) paint said men's and ladies washrooms; (iv) at its option, paint or wallcover said interior corridor; (v) repair the windows in the demised premises on or before May 31, 1992; (vi) furnish and install a clear glass side panel on the main entrance door to the demised premises; (vii) furnish and install sixty (60) feet of air conditioning duct work with six (6) diffusers (as shown on Tenant's plans and specifications) in Suite 1522, the space currently vacant and not occupied by Tenant; and (viii) diligently proceed to complete the work in progress in said Suite 1522 portion of the demised premises, all of the foregoing called "Landlord's Work". Further, upon substantial completion of Landlord's Work, Landlord shall furnish Tenant with a certification of a licensed asbestos investigator appropriately completed to indicate the demised premises is not an asbestos project to which certificate Tenant will attach its plans or a written description of work to be performed in the demised premises so that Tenant can get a permit for "Tenant's Work", hereinafter defined.

B. Tenant shall (a) promptly after delivery of possession of the demised premises to it, (i) obtain all necessary municipal or governmental approvals and consents to construct the demised premises in accordance with the plans and specifications which shall be submitted to Landlord for its approval as hereinafter more specifically required, which approval shall not be unreasonably withheld or delayed and, at such time as the plans and specifications are approved and initialled by Landlord and Tenant for identification, the same shall be deemed incorporated herein by reference whether or not the same are physically attached hereto

and which approved plans and specifications shall be hereinafter referred to as Exhibit E, and which work is hereinafter referred to as "Tenant's Work", and (ii) enter into a construction contract (the form and content of which must be reasonably acceptable to Landlord) for the performance of Tenant's Work with a contractor to be selected by Tenant from a list of at least five (5) contractors submitted by Landlord to Tenant, which construction contract and contractor are hereinafter respectively referred to as "Construction Contract" and "Contractor", and (b) promptly after obtaining such approvals and consents and entering into such contract, cause the demised premises to be completed substantially in conformance with the plans and specifications to be attached hereto as Exhibit E. All subcontracts shall be with subcontractors chosen by the Tenant or Contractor from a list of at least five (5) subcontractors submitted by Landlord.

C. Within thirty (30) days after Tenant (w) completes all Tenant's Work, (x) furnishes Landlord with (i) a permanent Certificate of Occupancy and Certificate of the Board of Fire Underwriters permitting the use and occupancy of the demised premises for the use set forth in Article 2, (ii) copies of all required approvals, permits, inspections and sign-offs required by state, federal and municipal Authorities (including but not limited to LL5/73 and LL16/84) along with copies of stamped (by Tenant's architect) drawings approved by Landlord and the Department of Buildings, (iii) copies of all bills incurred by Tenant in completing Tenant's work together with evidence satisfactory to Landlord that said bills have been paid in full, and (y) opens the demised premises for its business, Landlord shall, at its option, either pay directly to Tenant the lesser of (a) the cost of Tenant's Work for the demised premises as evidenced by submission of receipted bills therefor or (b) the sum of $63,780.00, (said amount hereinafter referred to as the "Construction Allowance"), or allow Tenant a credit against the basic annual rent and additional rent payable by Tenant hereunder as such rents first become due and payable until the Construction Allowance has been so fully applied. Said amount shall represent Landlord's sole and total contribution to Tenant's Work. Notwithstanding, expressly provided Tenant is not in default beyond any applicable grace period under the terms of this Lease and submits to Landlord copies of bills incurred by Tenant in completing various portions of Tenant's Work along with evidence satisfactory to Landlord that said bills have been paid in full <u>and</u> a statement of Tenant's architect (in form and content satisfactory to Landlord) that the work for which said bills have been paid has been satisfactorily completed pursuant to the terms of this Lease, Landlord shall, not more than once every thirty (30) days, within twenty (20) days after the submissions hereabove required, pay Tenant, in increments of not less than $10,000.00 each that portion of the Construction Allowance for which said bills have been submitted except that Landlord shall retain and hold back the sum of $6,500.00 until all conditions of this Article 47 have been satisfied.

D. In the event all or any portion of the Construction Contract sum due to the Contractor has not been paid to the Contractor, Tenant hereby irrevocably authorizes Landlord, at Landlord's option, to make such payment directly to the Contractor, except Landlord agrees not to make such payment directly to the Contractor so long as Tenant, at its sole cost and expense and within ten (10) days of Landlord's demand, furnishes Landlord with a bond or such other security as Landlord shall reasonably require to assure the availability of funds to pay all amounts claimed by the Contractor to be owed to it. In the event the Contractor files a lien against the Building or any portion thereof and Tenant fails to discharge the same in accordance with the terms of this Lease, then Landlord may, at its option, use the Construction Allowance or such portion thereof remaining in its hands, and/or the bond or security referred to in the preceding sentence to pay, discharge or satisfy the lien. Tenant acknowledges that in no event will Tenant look to Landlord to perform, correct, complete or guarantee Contractor's obligations under the Construction Contract, it being understood that the Construction Contract is between Tenant and the Contractor and Landlord's only obligation is to make the above payment at such time as the conditions set forth above have been complied with or Landlord waives compliance with any or all of such conditions. Further, Tenant acknowledges that there shall be no liability on the part of Landlord, and Tenant hereby expressly waives any liability or claim of damages against Landlord, as a result of, arising out of, or in any way connected with Landlord's furnishing Tenant with, or Tenant's selection from, any list of general contractors or subcontractors that Landlord has, under the terms of this Article 47, agreed, or is required, to furnish Tenant.

E. In addition to the Contractor to be engaged to complete Tenant's Work, it is understood and agreed that Tenant shall engage a contractor to be selected by Tenant from a list of at least five (5) contractors submitted by Landlord to Tenant, as Tenant's general contractor in any construction, alterations, installations, repairs and additions to the demised premises or Building which Tenant is permitted to make or may be required to make under the terms of this Lease (all of such work, other than Tenant's Work, is hereinafter referred to as "Work"). The general contract shall be submitted to Landlord for its prior approval and all subcontracts shall be with subcontractors chosen by Tenant or its contractor from a list of at least five (5) subcontractors submitted by Landlord. Landlord, at its option, may (by itself or, at Landlord's option, through a designee) supervise the Tenant's Work and/or Work (in such manner as it or its designee shall, in its or their sole discretion, determine). For the purposes of this Section E, supervisory services shall mean the general overseeing of Tenant's Work or Work, as the case may be, with a view towards the avoidance or prevention of potential breaches of the rules and regulations promulgated by Landlord with respect to construction undertaken in the Building and such services shall not, or be

deemed to, impose any obligations on Landlord (or its designee performing such services) as a general contractor, supervising architect or job superintendent. It is further understood and agreed that Landlord and/or its designee, as supervisor, shall have no obligations or responsibilities with respect to the completion of Tenant's Work or the Work, for any defects (latent or otherwise) therein or thereto or to the quality of workmanship thereof.

F. Within thirty (30) days from the date hereof, Tenant shall furnish Landlord for Landlord's approval with three (3) complete sets of the preliminary plans and specifications for Tenant's Work, which plans and specifications shall be prepared by an architect licensed in the State of New York. Landlord or its architect shall, within ten (10) business days after Landlord's receipt of the preliminary plans and specifications, notify Tenant of any objections Landlord or its architect may have with respect to the matters shown on the plans and specifications. Tenant shall, (i) at its cost and within ten (10) days of its receipt of any such notice of objection from Landlord or its architect, cause its architect to revise the preliminary plans and specifications in such manner as to eliminate Landlord's objections and (ii) resubmit the revised preliminary plans and specifications for Landlord's approval. If Landlord or its architect feel that the revised preliminary plans and specifications have not been redrawn to eliminate its or their objections, Landlord or its architect shall, within ten (10) business days of its or their receipt of the revised preliminary plans and specifications, notify Tenant of its or their objections; and, if (a) Tenant does not submit re-revised preliminary plans and specifications or (b) the re-revised preliminary plans and specifications submitted by Tenant are not approved by Landlord, within ten (10) business days from Tenant's receipt of Landlord's objections, Landlord may, at Tenant's expense, cause Landlord's architect to revise the same and such revised preliminary plans and specifications shall be deemed approved by Landlord and Tenant.

G. Within sixty (60) days after Landlord's approval of Tenant's preliminary plans and specifications, Tenant, at its sole cost and expense, shall cause to be prepared and delivered to Landlord four (4) complete sets of working drawings and specifications, prepared in conformity with the preliminary plans and specifications. Landlord shall, within twenty (20) business days after Landlord's receipt of the working drawings and specifications, notify Tenant of the matters, if any, in which said working drawings and specifications fail to conform to the preliminary plans and specifications and/or the standards established for the Building. Tenant shall promptly upon receipt of such notice from Landlord cause said working drawings and specifications to be revised in such manner as is requisite to obtaining Landlord's approval and shall resubmit revised working drawings and specifications for Landlord's approval within ten (10) days of said notice. When Landlord shall determine that the

working drawings and specifications or revised working drawings and specifications, as the case may be, conform to the preliminary plans and specifications and the standards established for the Building and are satisfactory to Landlord, Landlord shall cause the plans and specifications to be initialled on behalf of Landlord, thereby evidencing the approval thereof by Landlord, and shall return one (1) set so initialled to Tenant. If said working drawings and specifications have not been approved by Landlord within twenty (20) business days of Landlord's receipt of the revised working drawings and specifications referred to above in this Section G, or if no revised working drawings or specifications have been submitted for Landlord's approval within the ten (10) day period referred to above in the third sentence of this Section G, Landlord's architect shall revise said plans and specifications at Tenant's cost and expense, and such plans shall be deemed approved by both Landlord and Tenant. The final working plans and specifications approved by Landlord and Tenant shall be deemed to be Exhibit E.

H. Prior to undertaking any Work, Tenant shall (i) submit to Landlord, for Landlord's approval, the preliminary and final plans and specifications generally on the same basis as provided in Sections F and G above and the procedures for review, noting of objections, redrawing and approval of, such preliminary and final plans and specifications by Landlord and/or its architects shall, similarly, be made on, and be governed by, the same general basis as set forth in said Sections F and G and (ii) obtain all necessary municipal or governmental approvals and consents to undertake and complete the Work.

48. If Tenant makes any changes, improvements or alterations in or to the demised premises, the same shall be performed at Tenant's sole cost and expense. Tenant covenants and agrees that all of the same shall be done in a good and workmanlike manner. Prior to the commencement of any changes, improvements and alterations, Tenant shall submit to Landlord, for Landlord's approval, plans and specifications (to be prepared by and at the expense of Tenant) of any proposed changes, improvements and alterations, in detail satisfactory to Landlord. Tenant shall not commence to make such proposed changes, improvements and alterations without the prior written approval of Landlord, which consent shall not be unreasonably withheld or delayed and no amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant further agrees to strictly comply with all of the provisions of this lease. The standards of quality, utility and appearance of the proposed changes, improvements and alterations shall conform to the then building standards and Tenant agrees that Tenant will strictly conform to such standards. Tenant hereby covenants and agrees that such changes, improvements and alterations will be made with the least possible disturbance to the structural and mechanical parts

of the building and Tenant further covenants and agrees that Tenant will, at Tenant's own cost and expense, leave all structural and mechanical parts of the building, which shall or may be affected by such changes, improvements and alterations, in good and workmanlike operating condition. Tenant covenants and agrees that such changes, improvements and alterations will be made with the least possible disturbance to the occupants of other parts of the building. Tenant, in making such changes, improvements and alterations, shall and will, at Tenant's own cost and expense, promptly comply with all laws, rules and regulations of all public authorities having jurisdiction in the premises with reference to such changes, improvements and alterations, whether ordinary or extraordinary, structural or otherwise, foreseen or unforeseen, and will not call upon Landlord for any expenses connected therewith and will reimburse Landlord for any expenses incurred on account of failure by Tenant to comply with any requirement of law, rules and regulations, and of any public federal, state or local authority, whether involving structural changes or not. Tenant acknowledges that it understands that Landlord reserves the right to impose, in a non-discriminatory manner, general tenant guidelines for the Building covering construction, maintenance, repair or other work. Tenant agrees that all repairs, renovations, alterations, installations, additions and improvements and other activities within the scope of the general tenant guidelines for the Building (including, without limitation, electrical and communications systems and asbestos fireproofing) effected by or on behalf of Tenant in the demised premises shall be conducted in accordance with and pursuant to the aforesaid tenant guidelines, of which Tenant shall be advised, as well as any applicable governmental requirements and regulations. Tenant agrees that it is its responsibility to ensure that Tenant and those working for Tenant comply with the aforesaid tenant guidelines as well as any other applicable governmental requirements and regulations. Tenant acknowledges that it is aware that the aforesaid tenant guidelines are available for its reference and use in the building manager's office.

Tenant shall promptly pay and discharge all costs and expenses of such changes, improvements and alterations, and shall not do or fail to do any act which shall or may render the building liable to any mechanic's lien or other lien or charge or chattel mortgage or conditional bill of sale or title retention agreement, and if any such lien or liens or other charge or chattel mortgage or conditional bill of sale or title retention agreement be filed against the building, or against such changes, improvements and alterations, or any part thereof, Tenant will, at Tenant's sole cost and expense, promptly remove the same of record within ten (10) days after the filing of any such lien or liens or other charge or chattel mortgage or conditional bill of sale or title retention agreement and notice of such filing to Tenant by Landlord or otherwise; or in default thereof, Landlord may cause such lien or liens or other charge or chattel mortgage or conditional bill of

sale or title retention agreement to be removed of record by payment or bond or otherwise, as Landlord may elect, and Tenant will reimburse Landlord for all costs and expenses incidental to the removal of any such lien or liens or other charges or chattel mortgage or conditional bill of sale or title retention agreement incurred by Landlord. Tenant covenants and agrees to indemnify and save harmless Landlord of and from all claims, reasonable counsel fees, loss, damage and expenses whatsoever by reason of any liens, charges, chattel mortgages, conditional bills of sale, title retention agreements or payments of any kind whatsoever that may be incurred or become chargeable against Landlord, or the demised premises or the building, or said changes, improvements and alterations, or any part thereof, by reason of any work done or to be done or materials furnished or to be furnished to or upon the demised premises in connection with such changes, improvements and alterations.

Tenant hereby covenants and agrees to indemnify and save harmless Landlord of and from all claims, reasonable counsel fees, loss, damage and expenses whatsoever by reason of any injury or damage, howsoever caused, to any person or property occurring prior to the completion of such changes, improvements and alterations or occurring after such completion, as a result of anything done or omitted in connection therewith or arising out of any fine, penalty or imposition or out of any other matter or thing connected with any work done or to be done or materials furnished or to be furnished in connection with such changes, improvements and alterations. At any and all times during the period of such changes, improvements and alterations, Landlord shall be entitled to have a representative or representatives on the site to inspect such changes, improvements and alterations and such representative or representatives shall have free and unrestricted access to any and every part of the demised premises during such period of changes, improvements and alterations.

Tenant agrees that it will not, either directly or indirectly, use any contractors and/or labor and/or materials if the use of such contractors and/or labor and/or materials would or will create any difficulty with other contractors, subcontractors and/or labor then engaged by Tenant or Landlord or others in the construction, maintenance and operation of the Building or any part thereof. Any changes, improvements or alterations shall comply with all laws and ordinances, and all rules, orders and regulations of all governmental authorities and of all insurance bodies, at any time duly issued or in force, applicable to the demised premises or any part thereof. Tenant shall, at Tenant's sole cost and expense, provide, maintain and keep in force for the benefit of Landlord and Landlord's managing agent, during any period in which Tenant is making any changes, improvements and alterations in and to the demised premises or any part thereof, such protective liability and property damage insurance as Landlord shall deem reasonably appropriate.

49. Without limiting the generality of any other provisions hereof, Tenant acknowledges that Landlord may, but shall not be obligated to, perform extensive renovations and improvements on the facade and other portions of the building. Landlord shall make reasonable efforts to minimize interference with Tenant and its use of the demised premises, it being understood that such work may be done during ordinary business hours of ordinary business days. In no event will Tenant be entitled to reduction, diminution or abatement of rent, or any other compensation by reason of such work and Tenant covenants and agrees to cooperate with Landlord in connection therewith. Notwithstanding, in the event Tenant, in its reasonable judgment, is unable to use and enjoy the demised premises as contemplated by this Lease for a period of three (3) consecutive days after receipt of written notice by Landlord from Tenant because of Landlord's acts, subject to extension by force majeure, the annual rent shall abate until such time as the situation is rectified in Landlord's reasonable judgment.

50. Tenant represents and warrants to Landlord that the only agent or broker with whom Tenant has dealt in connection with this Lease and/or the demised premises and/or the Building is The Shorenstein Company-East, L.P. ("Shorenstein"), whose fees, if any, Landlord agrees to pay, and that this Lease was not brought about or procured through the use, negotiation and/or instrumentality of any other agent or broker. Tenant covenants and agrees to pay, indemnify and hold Landlord harmless from and against any and all claims for commissions and other compensation made by any agent or agents and/or any broker or brokers other than Shorenstein, together with all costs and expenses incurred by Landlord in resisting such claims (including, without limitation, reasonable attorneys' fees).

51. So long as Tenant shall have duly kept and performed all of the terms, conditions, covenants, agreements and provisions of be kept and performed by Tenant under this Lease, Tenant shall be permitted to use the air conditioning system presently existing and servicing the demised premises, and Landlord agrees to maintain such air conditioning system at its sole cost and expense, provided that Tenant uses such equipment in a reasonable manner. Notwithstanding the immediately preceding sentence, Tenant shall be liable and be required to repair any damage to such air conditioning system caused by the acts or omissions of Tenant, its officers, agents, servants, employees, licensees or invitees.

So long as Tenant shall have duly kept and performed all of the terms, conditions, covenants, agreements and provisions to be kept and performed by Tenant under this Lease, the aforesaid air conditioning system shall be operated so as to provide for air cooling for the demised premises on Mondays through Fridays, 8 a. m. to 6 p.m., holidays excepted, during the period between each May 15th and October 15th of each year during the term hereof.

Tenant agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of said air conditioning system. In addition to any and all other rights and remedies which Landlord may invoke for a violation or breach by Tenant of any of the agreements contained in this Article, Landlord may discontinue the furnishing of such air conditioning service without any diminution or abatement of rent or other compensation to Tenant whatsoever. Landlord, throughout the term of this Lease, shall have free and unrestricted access to any and all air conditioning facilities in the demised premises.

Holidays shall be deemed to mean all those dates designated as holidays in the collective bargaining agreement with respect to commercial buildings then in effect between Realty Advisory Board on Labor Relations, Inc. (or any successor thereto) and Local 32B of the Building Service Employees International Union, AFL-CIO (or any successor thereto), and/or all days observed by the municipal, state or federal governments as legal holidays.

Landlord reserves the right to interrupt, curtail or suspend the services required to be furnished by Landlord under this Article when the necessity therefor arises by reason of accident, emergency, mechanical breakdown, or when required by any law, order or regulations of any federal, state, county or municipal authority, or for any other cause beyond the reasonable control of Landlord. Landlord shall use due diligence to complete all required repairs or other necessary work as quickly as possible so that Tenant's inconvenience resulting therefrom may be for as short a period of time as circumstances will permit, except that nothing shall be construed so as to require Landlord to employ overtime help. No diminution or abatement of rent or additional rent or other compensation or claim of constructive eviction shall or will be claimed by Tenant as a result therefrom, nor shall this Lease or any of the obligations of Tenant be affected or reduced by reason of such interruption, curtailment or suspension.

52. A. Anything to the contrary contained in this lease notwithstanding, Tenant may not sublet all or any portion of the demised premises without Landlord's written consent, which consent shall not be unreasonably withheld or delayed, provided:

(i) There shall not be more than three (3) sublettings during the term hereof;

(ii) Any subletting must cover the entire demised premises;

(iii) Any proposed sublease must be submitted to Landlord at least thirty (30) days before the commencement date thereof;

(iv) The sublease must provide that the same is subject to all of the terms and conditions of this lease and the sublease must provide that in the event of cancellation or termination of this lease for any reason whatsoever or of the surrender of this lease whether voluntary, involuntary or by operation of law, prior to the expiration date of such sublease, including extensions and renewals granted thereunder, the proposed subtenant agrees to make full and complete attornment to Landlord for the balance of the term of the sublease, at the option of Landlord at any time during the proposed subtenant's occupancy of all or any portion of the demised premises, which attornment shall be evidenced by an agreement in form, scope and substance satisfactory to Landlord, which the proposed subtenant agrees to execute and deliver at any time within five (5) days after request of Landlord, its successors and assigns, and the proposed subtenant waives the provisions of any law now or hereafter in effect which may give the proposed subtenant any right of election to terminate the sublease or to surrender possession of the demised premises in the event any proceeding is brought by Landlord under this lease to terminate this lease;

(v) The subtenant must be a United States citizen or citizens or a corporation qualified to do business in the State of New York and organized and existing under the laws of one of the States of the United States, and such subtenant must carry on business for profit similar to the business of other tenants in the building of which the demised premises are a part (excluding, without limitation, an employment agency, a messenger and/or photographic and/or reproduction service, a retail operation at the demised premises, and/or the sale of foodstuffs or edibles, and/or a mailing address or telephone answering service;

(vi) No subletting shall relieve Tenant of its obligations or liabilities hereunder, or shall be deemed a consent to a further subletting;

(vii) Tenant shall not be in default under any of the terms and conditions of this lease at the time of any notice or request for consent under the terms of this Article and at the effective date of such subletting;

(viii)Tenant shall pay as additional rent the reasonable cost of Landlord's attorneys' fees in connection with such subletting;

(ix) Tenant may not solicit in the Building, by advertising or otherwise, another tenant or occupant with whom Landlord is currently negotiating;

(x) Any subletting shall be at a rental rate not less than either (i) any rentals set forth in leases executed within ninety (90) days prior to the the time of such subletting

or, if there are no such leases, (ii) at a rental not less than that being currently asked for by Landlord for comparable space in the Building for a comparable term, at the time of such subletting;

(xi) [Intentionally Omitted]

(xii) In the case of a proposed subletting of the entire demised premises as herein provided, if Landlord shall give its consent to any such sublease, Tenant shall, in consideration therefor, pay to Landlord, as additional rent, any and all rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the rent and additional rent accruing during the term of the sublease (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, furniture or other personal property but excluding charges imposed by Tenant to its subtenants for use of Tenant's clerical/support staff by such subtenants). The sums payable under this subdivision (xii) shall be paid to Landlord as and when payable by the subtenant to Tenant; and

(xiii)The listing of any name other than that of Tenant, whether on the doors of the demised premises or the building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the demised premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the demised premises or to the use or occupancy thereof by others.

B. Anything to the contrary hereinbefore contained notwithstanding, should Tenant desire to sublet the entire demised premises as herein provided, it shall give written notice of its intention to do so to Landlord at least thirty (30) days before the commencement date of such proposed subletting, and Landlord may, at any time within thirty (30) days after receipt of such notice from Tenant, cancel this Lease by giving Tenant written notice of such intention of Landlord, in which event such cancellation of this lease shall become effective thirty (30) days after its receipt by Tenant with the same force and effect as if said cancellation date were the date originally set forth as the expiration date of this lease. In connection with Landlord's option to cancel the Lease, Tenant covenants and agrees to pay, indemnify and hold Landlord harmless from and against any and all claims for commissions and other compensation made by any agent or agents and/or any broker or brokers other than Shorenstein, together with all costs and expenses incurred by Landlord in resisting such claims (including, without limitation, reasonable attorneys' fees).

C. Anything to the contrary hereinbefore contained notwithstanding, in the event that Tenant has given Landlord written notice as provided in subparagraph B hereof, that Tenant desires to sublet the entire demised premises, and in the further

event that Landlord has not elected to cancel this lease in accordance with the terms of subparagraph B hereof, Tenant understands and agrees that, unless a sublease has been duly executed, delivered and approved in writing by Landlord in accordance with the provisions of subparagraph A hereof within ninety (90) days from the earlier of (a) the date of notice that Landlord elects not to cancel this lease, or (b) ninety (90) days after Landlord's receipt of the aforementioned written notice from Tenant, all as provided in subparagraph B hereof, then, Tenant covenants and agrees that the provisions of subparagraph B hereof shall be applicable and the procedure therein set forth shall be required to be followed with respect to such subletting as if the original and/or any prior written notice by Tenant of its intention to sublet has not been given.

D. Anything hereinabove or in Paragraph 11 contained to the contrary notwithstanding, Landlord's consent shall not be required to, and the following transactions shall not be deemed prohibited hereunder, nor shall they trigger a default under this Lease: an assignment of this Lease or a sublease of all or part of the demised premises to, as long as they remain such: (a) the parent or a wholly-owned subsidiary of Tenant or any corporation or entity which owns or controls Tenant or which is under common ownership or control with Tenant, or (b) any corporation or entity into or with which Tenant may merge or consolidate or be merged or consolidated, or (c) any corporation or entity to which all or substantially all of Tenant's assets are sold or transferred; provided that, in each of the transactions described in the foregoing the assignee or sublessee shall execute a written assumption of all of the terms, covenants and conditions of this Lease to be performed by Tenant (and in the case of a sublease, with respect to the sublet premises), and that no such assignment or subletting shall be effective unless and until Tenant gives Landlord written notice thereof, together with a true copy of the assignment or sublease. Without limiting the foregoing and notwithstanding anything in this Lease to the contrary, Tenant may permit the demised premises or portions thereof to be occupied by various divisions, affiliates and/or subsidiaries of Tenant without the need for a formal assignment or subletting of this Lease and without the need for Landlord's consent, as long as they remain such.

53. The period at the end of Article 27 shall be deemed to be changed to a comma, and the following language added to the end of Article 27:

> "such notice to be marked 'Attention: Senior Vice President, Real Estate Investments', with a copy of such notice to Landlord, at such address, or such other address as Landlord shall designate in writing, such copy to be marked 'Attention: Vice President and Investment Counsel, Law Department, Real Estate Investments'."

54. Tenant shall, within five (5) days of any request in person or by mail, furnish to Landlord or its designee a written statement, duly acknowledged, indicating whether the Landlord is in compliance with the terms of this lease and has performed all of its obligations hereunder, and, if Tenant claims that Landlord is in default, the specific nature of the default. Tenant shall also acknowledge (i) the dates to which all items of rent, additional rent and other charges have been paid under the lease, (ii) the amounts, if any, of rents prepaid under the lease, (iii) the commencement and expiration dates of the lease, (iv) the nature and amount, if any, being held by Landlord as security for Tenant's obligations under this lease and (v) any other and further matters and things regarding the lease, and Tenant's use and occupancy of the demised premises as Landlord may reasonably request.

55. At all times prior to the expiration of the term of this lease, or so long as an obligation for the payment of rent or additional rent remains outstanding, Tenant shall maintain on deposit with Landlord the sum of $14,137.50 as security for the due and faithful payment as herein provided of the rent, additional rent, charges and damages payable by Tenant under this lease or pursuant to law or for the due and faithful keeping, observance and performance of all the other covenants, agreements, terms, provisions and conditions of this lease on the part of Tenant to be kept, observed and performed. If, at any time, Tenant shall be in default in the payment of any such monies or in the keeping, observance or performance of any such other covenant, agreement, term, provision or condition, Landlord may, at its election, apply the security so on deposit with Landlord to the payment of any such monies or to the payment of the costs incurred by Landlord in curing such default, as the case may be. If, as a result of any such application of all or any part of such security, the amount of cash so on deposit with Landlord shall be less than $14,137.50, Tenant shall forthwith deposit with Landlord cash in an amount equal to the deficiency.

Landlord shall place the security deposited by Tenant hereunder pursuant to this Article 55 and Article 33 hereof in an interest bearing account, and, provided Tenant is not in default under this Lease, all interest, except for one (1%) per annum of the principal amount of the security deposit (which shall be retained and applied by Landlord as a service charge in connection with the maintenance of the security account), shall be paid or applied to Tenant's account annually. Landlord hereby notifies Tenant that Landlord intends to deposit Tenant's aforesaid security deposit in Landlord's special account for tenants' security deposits in Citibank, N.A., 330 Madison Avenue, New York, New York 10017.

56. If the date of the expiration of the term of this lease or any sooner termination of this lease shall fall on a day which is not a business day, then Tenant's obligations under Article 3 and 21

hereof shall be performed on or prior to the immediately preceding business day. In connection with any holdover proceedings which Landlord may institute to enforce the provisions of this lease, Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any similar or successor law of like import then in effect. If the demised premises are not surrendered upon the termination of this lease, Tenant hereby indemnifies Landlord against liability resulting from delay by Tenant in so surrendering the demised premises, including any claims made by any succeeding tenant or prospective tenant founded upon such delay. In the event Tenant remains in possession of the demised premises after the termination of this lease without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying the demised premises as a tenant from month to month, at a monthly rental equal to two (2) times the annual rental rate and additional rent (which additional rent, under the terms of this lease, shall be deemed to be all sums of money, other than the annual rental rate, which become due and payable from Tenant to Landlord hereunder), payable during the last month of the term, subject to all of the other terms of this lease insofar as the same are applicable to month-to-month tenancy. Tenant's obligations under this Article shall survive the termination of lease.

57. Anything contained in Rule 11 of Article 32 of the Lease notwithstanding, nothing therein contained shall be deemed to restrict Tenant in its manner, style or frequency of advertising so long as such advertising does not include the name, location or likeness of the Building.

58. In the event that Landlord is unable to deliver possession of the Suite 1500A portion of the demised premises on the commencement date of the Lease (to wit: May 1, 1992), Landlord agrees to abate Tenants rent at the per diem rate of Two Hundred Dollars ($200.00) until such time as Landlord can deliver possession.

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